UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2020

DOCUMENT SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Canal View Boulevard Suite 104 Rochester, NY	14623
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.02 par value per share	DSS	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders

On August 10, 2020, the Document Security Systems, Inc., (the “Company” or “DSS”) held a special meeting of stockholders (the “Special Meeting”) in Magnolia, Texas. A total of 1,581,855 shares of common stock representing 74.94% of the aggregate shares outstanding and eligible to vote and constituting a quorum were represented in person or by valid proxies at the Special Meeting.

Stockholders approved the issuance of shares of DSS common stock and Series A Preferred Stock in connection with the acquisition of Impact BioMedical Inc., pursuant to the Share Exchange Agreement (“Share Exchange”). Stockholder approval was a condition to be completed in order for the Company to move forward with the Share Exchange.

Stockholders authorized an adjournment of the Special Meeting, if necessary, if a quorum was present, to solicit additional proxies if there were not sufficient votes in favor of Proposal 1. An adjournment was not necessary as there were sufficient votes in favor of Proposal 1.

Stockholders ratified the approval by our Board of Directors of an amendment to the Company’s bylaws to allow for participation in stockholder meetings by means of virtual meeting technology.

The final voting results on the these matters were as follows:

1. Approval of the Share Exchange.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
969,752	53,715	4,914	553,474

2. Authorization of Adjournment of Special Meeting

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
965,158	58,647	4,576	553,474

3. Ratification of an Amendment to the Company’s Bylaws to permit Virtual Stockholder Meetings

Votes For	Votes Against	Votes Abstained
1,393,948	168,560	19,347

Item 8.01 Other Information.

On August 10, 2020, the Company issued a press release announcing stockholder approval of the Share Exchange. A copy of this press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

99.1	Press Release issued August 10, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENT SECURITY SYSTEMS, INC.

Dated: August 11, 2020	By:	/s/ Frank D. Heuszel
	Name:	Frank D. Heuszel
	Title:	Chief Executive Officer and Interim Chief Financial Officer